UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

      Date of report (Date of earliest event reported): February 23, 2007

                              CDSS WIND DOWN INC.
             (Exact name of registrant as specified in its charter)

        DELAWARE                  000-33491                   75-2873882
     (State of other       (Commission File Number)         (IRS employer
     jurisdiction of                                   identification number)
      incorporation)

      TWO LINCOLN CENTRE, 5420 LBJ FREEWAY, SUITE 1600
                       DALLAS, TEXAS                           75240
           (Address of principal executive offices)          (Zip Code)

       Registrant's telephone number, including area code: (214) 520-9292

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

____ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

____ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

____ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

____ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On February 23, 2007, Richard Connelly provided notice of his resignation, effective March 31, 2007, as Chief Financial Officer of CDSS Wind Down Inc, following the completion of the Company's previously announced sale of substantially all of its assets to McAfee, Inc. and its subsidiary.




                                   SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, hereunto duly authorized.

Citadel Security Software Inc. (Registrant)


By: /s/ STEVEN B. SOLOMON
     Steven B. Solomon
     Chief Executive Officer

Dated as of February 28, 2007